UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2011

Liberator, Inc.
(Exact name of registrant as specified in Charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive
Atlanta, GA 30360
 (Address of Principal Executive Offices)

(770) 246-6400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 7, 2011, David Wirth, Vice President – Operations, notified the Company that he was resigning from his position to pursue other career opportunities, effective May 6, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberator, Inc. (Registrant)

Date: April 7, 2011	By:	/s/ Ronald P. Scott
Ronald P. Scott Chief Financial Officer and Secretary